Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,299,999.40
Previously Paid Amount	0.00
Total Fee Amount	317.62
Total Offset Amount	0.00
Net Fee	$ 317.62